UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 7, 2010

Date of report (Date of earliest event reported)

Cyanotech Corporation

(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	000-14602 (Commission File Number)	91-1206026 (IRS Employer Identification Number)

73-4460 Queen Kaahumanu Highway, Suite #102, Kailua Kona, HI 96740

(Address of principal executive offices)

(808) 326-1353

(Registrant’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Bylaws

Effective January 7, 2010, the Board of Directors amended the Company’s Bylaws.  A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.2 and incorporated herein by reference.  The amendments relate to the creation of a position of Vice Chairman of the Board of Directors in Article III, Section 1, 6 and 7; annual selection of committee chairpersons by members of each committee of the Board in Article II, Section 1, Sixth; and provision for uncertificated shares to be maintained by the Corporation’s registrar and transfer agent under Article VII, Section 6.

Item 9.01  Financial Statements and Exhibits

(d)                                 The following items are filed as exhibits to this report:

3.2                                 Amended and Restated Bylaws of Cyanotech Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYANOTECH CORPORATION

Dated: January 13, 2010	/s/ Deanna Spooner
	By:	Deanna Spooner,
Chief Financial Officer, and Vice
President - Finance and Administration

INDEX TO EXHIBITS

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Cyanotech Corporation